Supplement, dated September 21, 1995, to the Prospectus dated May 1, 1995 of Seligman Common Stock Fund, Inc. (the "Fund")

         Today the Fund's Board of Directors unanimously approved and recommended to shareholders for approval at a special meeting of shareholders to be held on December 12, 1995, proposed amendments to the Management Agreement between the Fund and J. & W. Seligman & Co. Incorporated (the "Manager"). The proposed amendments would revise the fee schedule in the Management Agreement as follows: (i) by creating a new schedule of management fees which would apply to the Fund, subject to shareholder approval, effective January 1, 1996, and (ii) by changing the basis of the calculation of management fees for the Fund.

         Pursuant to the proposed amendments, the Fund would pay a management fee equal to an annual rate of 0.65% on the first $1 billion of average daily net assets of the Fund; 0.60% on the next $1 billion of average daily net assets of the Fund; and 0.55% on the average daily net assets of the Fund in excess of $2 billion. The current practice of computing management fees daily and paying them monthly will remain unchanged. However, the fee would be calculated based on the Fund's average daily net assets rather than the average daily net assets of the Fee Base comprising the aggregate assets of the registered investment companies advised by the Manager. In addition, the Board of Directors also approved and recommended for approval by shareholders corresponding changes to the Subadvisory Agreement between the Manager and Seligman Henderson Co., the Fund's Subadviser with respect to certain assets. The subadvisory fee is paid by the Manager and thus does not affect the total management fee payable by the Fund.

     The following replaces the "Annual Fund Operating Expense" table and the "Example" located on page 2 of the Fund's prospectus:

Annual Fund Operating Expenses for 1994                                                             Class A          Class D
(as a percentage of average net assets)
   Management Fees..............................................................                     .65%              .65%
   12b-1 Fees...................................................................                     .24%             1.00%
   Other Expenses...............................................................                     .22%              .47%
                                                                                                     ----              ----
   Total Fund Operating Expenses................................................                     1.11%             2.12%
                                                                                                     =====             =====

Example                                                                            1 year       3 years      5 years       10 years
                                                                                   ------       -------      -------       --------
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:

Class A.........................................................................    $58           $81          $106           $176
Class D.........................................................................    $32+          $66          $114           $245



This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and the 5% annual return used in this example is a hypothetical rate.

+ Assuming (i) 5% annual return and (ii) no redemption at the end of year one, the expenses on a $1,000 investment would be $22.

         The current fee arrangements with the Manager and the Subadviser are described in the Prospectus under the section entitled, "Management Services."